UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 28, 2007
(Date of earliest event reported)


                     ML-CFC Commercial Mortgage Trust 2007-8
                     ---------------------------------------
                         (Exact name of issuing entity)


                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-142235-04              13-3416059
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


4 World Financial Center, 250 Vesey Street, New York, New York       10080
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           (Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code  (212) 449-1000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Shell Company Transactions - Not Applicable

(d)  Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.         Description
-----------         -----------
--------------------------------------------------------------------------------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 28, 2007, relating to validity and tax matters.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date:  August 28, 2007
      ---------------------


                                   By:     /s/ David M. Rodgers
                                       -----------------------------------------
                                       Name:   David M. Rodgers
                                       Title:  Executive Vice President, Chief
                                               Officer in Charge of Commercial
                                               Mortgage Securitization

                                  Exhibit Index
                                  -------------


Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

8.1                  Opinion of Cadwalader, Wickersham & Taft         E
                     LLP, dated as of August 28, 2007,
                     relating to validity and tax matters.